The Robertson Stephens Technology Conference

February 25, 2002



Western Digital

Matt Massengill
Chairman of the Board & CEO

This presentation, and the answers to your questions, will contain forward-looking statements, including statements relating to: The Company's Q3 guidance and outlook; CY2002 catalysts for growth, goals and watch list; the Company's business model; and growth forecasts and opportunities in current and emerging markets. The forward-looking statements are based on current management expectations, and actual results may differ materially as a result of several factors, including: pricing trends and other competitive factors; the pace of growth of non-PC products incorporating hard drives; overall supply and customer demand in the hard drive industry; success in the Company's product development programs; changes in product and customer mix; competitive responses to the Company's new business initiatives; availability of product components; and other factors listed in the Company's recent SEC filings. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Western Digital®

FQ2 Results

- Fifth consecutive quarter of HD profitability @ $15.3M
- Revenue of $575M, up 30% sequentially
- Unit volume of 7.7M, up 43% sequentially
- Full quarter of shipments for Xbox
- Gross margins @ 12.3%
- New venture losses declined to $4.9M
- Consolidated profit of $9.2M, EPS of $.05
- Highly leveraged expense structure

FQ3 Guidance – As of January 24, 2002

- Revenue of $550M to $575M
- Unit volume of 7.5M to 7.7M
- Gross margins ~12%
- HD profits of $10M to $13M
- New venture losses ~$4.6M
- Consolidated profit of $5M-$9M, EPS of $.03-$.04

As of Today – Guidance Re-affirmed

Western Digital®

Current Environment

- As contemplated in our Q3 Plan, business strong in January, February; March will determine the quarter
- Industry channel inventories in balance; WD inventories at planned levels
- Pricing reasonable, as anticipated
- Solid execution, continued OPEX focus @ WD

In PC Market's Toughest Year, WD Excelled

CY2001 Snapshot

- ✓ Reestablished as premier desktop drive supplier
- ✓ Developed strong relationships in emerging markets
- ✓ Achieved industry-leading expense structure
- ✓ Sustained HD profitability
- ✓ Improved cash position
- ✓ Reduced debt to ~$100M
- ✓ Minimized new venture losses

Stable Gross Margins in Difficult Industry Cycle



20%
15%
10%
5%
0%
-5%
-10%
-15%
WD HD Desktop GM %
Q1'00
Q2'00
Q3'00
Q4'00
Q1'01
Q2'01
Q3'01
Q4'01
Q1'02
Q2'02
FISCAL YEAR

Note: Excludes Enterprise business and nonrecurring charges.

Western Digital®

Disciplined Operating Expense Management



14.2%
14.2%
12.4%
10.6%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
WD Expenses in Millions $
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Percent of Revenues
FY'99
FY'00
FY'01
Q2'02 Annualized
Expenses
Percent of Revenues

Western Digital®

Execution, Industry Consolidation & New Markets Create Opportunity for Western Digital



Q4 2000
16%
10%
20%
8%
21%
9%
16%
Western Digital
WD
IBM
Maxtor
Samsung
Seagate
Fujitsu
Quantum
Q4 2001
19%
10%
33%
7%
29%
2%
Western Digital

3.5" EIDE Market
Source: IDC

Western Digital®

WD101– A Simple & Effective Business Model

- Simple Organizational Structure
- Minimal vertical integration
- Two assembly locations: Malaysia and Thailand
- Centralized key decision making: Design, marketing, factory planning
- All HD related entities are 100% owned and consolidated
- All > 50% owned new ventures are consolidated

Finance

- Conservative treasury practices
- Hedge only known foreign currency exposures – no speculation
- > 90% of all business done in U.S. dollars
- Fixed rate convertible debt

WD101 – A Simple & Effective Business Model

- Revenue: 99% from one line of business – hard drives
- Costs: Purchased components, labor and overhead
- Manufacturing process: Assembly and test
- Customers: Large, well-funded manufacturers and resellers
  - 73% of Q2 revenue with 20 customers

Good Execution Reduces Balance Sheet Risks

Build to consumption	Solid customer base	Strong supply base
+ High factory yields	+ Good customer relationships	+ Non-vertical integration
+ High quality & reliability	= Days sales outstanding of 35	+ Very strong relationships
= Inventory turns of over 20 and low return rates		= Days Payables Out-standing (DPOs) ~ 58

How WD Removes or Limits Costs

- Recognize you are in a commodity business
- Relentlessly focus on operating and manufacturing costs to achieve and maintain industry's leading expense structure
- Continuously design efficiencies into your products and manufacturing processes
- Work with suppliers to minimize their cost of goods, i.e. head stacking internally

Our Primary Market is Still High Volume... With Upgrade Cycle Looming

Desktop PC Forecast



140
120
100
80
60
40
20
0
Desktop PC Units in Millions
2001
2002
2003
2004
2005

Source: IDC Dec. '01

Western Digital®

The Case for Moderating Desktop HD ASPs

- Potential drivers for ASP moderation:
  - Lower platter counts
  - Reaching cost entitlement
  - Raw cost reductions vs. competitive pressures



Desktop HD Industry ASP
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Q3'99
Q4'99
Q1'00
Q2'00
Q3'00
Q4'00
Q1'01
Q2'01
Q3'01
Q4'01
Q1'02
Q2'02
FISCAL YEAR

Source: TrendFocus

Western Digital®

Leveraging Existing HD Business to Maximize Contribution Margin

- Addressing new market areas that carry minimal fixed costs
- Related OPEX is covered by existing infrastructure
- Incremental costs are primarily variable – scaling up or down with related revenue
- Result: Higher contribution margin and net margin than typical new business

HDs Have Entered or Are Poised to Enter Other High Volume Markets


XBOX
TV
4me

PVR, Gaming HD Forecast


PVR/Game Console
Units (in 000s)
50000
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
1999
2000
2001
2002
2003
2004
2005

Western Digital

Why the Hard Drive Matters to Consumer Electronics & Game Systems

- Ability to store game patches and operating system upgrades
- Improved web browsing (cache page content, scripts, etc.)
- Locally store e-mails including those with attachments
- Download and store installable applications and game demos
- Download and store movie and game trailers
- Storage of decompressed data from optical disc for faster access
- Potential for "cross-over" marketing, i.e., advertising or recommending games based on a favorite DVD movie or vice versa as HD allows storage of usage patterns

EIDE/Serial ATA Drives in Enterprise

Forecasted Penetration of Workstations and Servers by EIDE Drives



8
7
6
5
4
3
2
1
0
Units in Millions
2000 A
2001
2002
2003
2004

Source: IDC, August '01

Why EIDE/Serial ATA in Enterprise?

- Price favors EIDE
- Client workloads and performance favor EIDE
- EIDE solutions for workstation/servers are emerging
- Serial ATA eliminates barriers to SCSI replacement



DELL™ POWEREDGE™ 350 SERVER

VALUE AND PERFORMANCE

The Dell PowerEdge 350 is a rack-dense server aggressively priced to meet the cost and space demands of Internet and Application Service Providers (ISPs/ASPs), dot.com companies and data centers. With its small size and competitive cost, the PowerEdge 350 server is designed to help you reduce system costs and optimize the use of physical space.

This general purpose server is well-suited for many applications such as domain controllers (PDC/BDC gateway for wireless networks), directory services and domain name service (DNS) servers as well as a host of other custom Internet applications. Allowing up to 1GB of 100MHz ECC SDRAM, the PowerEdge 350 server does not compromise performance for the price. Further, by only requiring 125W power supply for system operation, the PowerEdge 350 offers low power consumption.

FLEXIBILITY

The PowerEdge 350 offers you the flexibility to configure a system that can meet your specific needs. It supports Intel® Pentium® III or Celeron™ processors providing you with a reasonably priced choice in speed and performance.

DELL™

Western Digital®

The WD HD Business Model is Leveraged for Maximum Return



HD Operating Income Scenarios
$2,500
$2,400
$2,300
$2,200
$2,100
$2,000
Revenues (Millions)
4
20
36
52
68
84
100
116
132
HD Operating Income (Millions)
Gross Margin
10%
11%
12%
13%
14%
15%
FQ2'02 Annualized HD Op. Income of $61M

- **Revenue drivers**
  - Overall PC market growth rates
  - WD share position
  - New market growth PVR/game
  - Enterprise & small form factor
  - Moderating ASP declines
- **Margin drivers**
  - Market dynamics
  - Enterprise
  - PVR
  - Cost controls
  - Efficiency

Western Digital®

CY 2002 Goals and Milestones

- Grow profitably
- Maintain highly leveraged expense structure
- Penetrate new customers in PC and new markets
- Neutralize new ventures' impact on P&L
- Fund working capital needs from cash generation

Watch List for 2002: Developments Shaping Hard Drive Industry

- HD industry consolidation aftermath
  - Effective industry management of supply-demand equation
  - Pricing moderation
  - Increased opportunities from Fujitsu desktop HD exit
- Potential for additional consolidation
- IT upgrade... a question of when
- HD technology disrupters
  - Advance of Serial ATA interface
  - Slower areal density growth
- New market developments
  - Success of Xbox
  - Evolution of online music access
  - Steady advance of PVRs



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2001

The Robertson Stephens Technology Conference

February 25, 2002



Western Digital

Matt Massengill
Chairman of the Board & CEO


Western
Digital
Q&A